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                                                                    EXHIBIT 23.9

                                  EXHIBIT ___
                        CONSENT OF INDEPENDENT PETROLEUM
                                   CONSULTANTS

         We consent to the reference to our firm under the caption "Experts" in the Prospectus that is a part of Amendment No. 1 to the Registration Statement on Form S-4 of Middle Bay Oil Company, Inc.


                             /s/ B.P. Huddleston
                             -----------------------------------
                             Huddleston & Co., Inc.
                             Chairman

Houston, Texas
October 12, 1998